EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Arthur Mikaelian, certify that:

1.	I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of Quanta, Inc. (the registrant); and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 26, 2021	By:	/s/ Arthur Mikaelian
Arthur Mikaelian
Principle Accounting Officer